The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 6-30-08:

	Trailing 3 Months	Trailing 12 Months	Since Inception (10/01/02 Ann.)
Conestoga Fund	.80%	-8.16%	11.55%
Russell 2000 Index	.58%	-16.19%	12.92%
Russell 2000 Growth	4.47%	-10.83%	13.52%

 Top Ten Equity Holdings as of 6-30-08:

1. Ritchie Bros Auctioneers, Inc.	3.76%
2. Raven Industries, Inc.	3.75%
3. Carbo Ceramics, Inc.	3.72%
4. Blackboard, Inc	3.42%
5. Landauer, Inc.	3.36%
6. SurModics, Inc.	3.32%
7. Advent Software, Inc.	3.27%
8. Somanetics Corp.	3.10%
9. Blackbaud, Inc.	2.94%
10. Tesco Corp.	2.90%
*Total Percent of Portfolio:	33.54%

Characteristics as of 6-30-08:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	22.1x	14.6x
Earnings Growth	19.1%	16.4%
PEG Ratio	1.16	.90
ROE	18.4%	8.6%
Weighted Avg. Market Cap.	$ 1,102mm	$ 1,063mm
Long-Term Debt/Capital	11%	30%
Dividend Yield	.93%	1.93%
Number of Holdings	46	N/A

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com